UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2012

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	001-35303	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code:  (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 20, 2012, the Board of Directors of Comverse Technology, Inc. (the “Company”) determined that the record date for the Special Meeting of Shareholders, at which Company shareholders will consider and vote upon the distribution by the Company of all of the issued and outstanding capital stock of Comverse, Inc., a wholly-owned subsidiary of the Company, to the Company’s shareholders (the “Comverse Spin-Off”), is August 27, 2012.

The Company has filed preliminary proxy materials with the Securities and Exchange Commission pursuant to which it is seeking shareholder approval of the Comverse Spin-Off.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2012

COMVERSE TECHNOLOGY, INC.

By:	/s/ Joel E. Legon
Name:	Joel E. Legon
Title:	Senior Vice President, Interim Chief Financial Officer